UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2019

FOAMIX PHARMACEUTICALS LTD.

(Exact name of registrant as specified in its charter)

Israel	001-36621	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Holzman Street, Weizmann Science Park
Rehovot, Israel	7670402
(Address of principal executive offices)	(Zip Code)

+972-8-9316233
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.16 per share	FOMX	Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 17, 2019, Foamix Pharmaceuticals Inc. (the “Borrower”), a direct wholly owned subsidiary of Foamix Pharmaceuticals Ltd. (the “Company”), drew down the second tranche of $20.0 million (the “Tranche 2 Loan”) under the previously disclosed Credit Agreement and Guaranty (the “Credit Agreement”), dated as of July 29, 2019, among the Company, the Borrower, the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and Perceptive Credit Holdings II, LP, as Administrative Agent. As previously disclosed, the Credit Agreement provides for up to a $50.0 million term loan facility, $15.0 million of which was borrowed at closing on July 29, 2019 (the “Tranche 1 Loan”). The Tranche 1 Loan and the Tranche 2 Loan each have a maturity date of July 29, 2024, unless earlier prepaid. Pursuant to the Credit Agreement and subject to the achievement of certain revenue milestones prior to September 30, 2020, the Borrower would have the right to draw down a third tranche of up to $15.0 million.

The Company expects to use the proceeds of the Tranche 2 Loan for the commercial launch of AMZEEQ™, certain pipeline development activities and other general corporate purposes.

The description of the Credit Agreement included in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 30, 2019 is incorporated herein by reference. The description of the Credit Agreement contained herein does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Credit Agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed on November 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2019

FOAMIX PHARMACEUTICALS LTD.

By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer